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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number 1-9601


     Date of Report (date of earliest event reported): December 22, 2004


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                  43-0618919
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                              63144
 (Address of principal executive offices)              (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act.
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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                          SECTION 7 - REGULATION FD

ITEM 7.01         REGULATION FD DISCLOSURE

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing that it has adopted the Financial Accounting Standards Board's
(FASB) ruling, EITF 04-8, effective December 15, 2004, which provides that companies must include all common stock underlying contingent convertible securities in diluted earnings per share calculations. The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com. A copy of the press release is attached hereto as Exhibit 99.



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                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 27, 2004

                                       K-V PHARMACEUTICAL COMPANY


                                       By:      /s/ GERALD R. MITCHELL
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                                          Gerald R. Mitchell
                                          Vice President and
                                          Chief Financial Officer




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